Exhibit 10.4
HOME DIAGNOSTICS, INC.
STOCK OPTION AGREEMENT
Unless otherwise defined herein, the terms defined in the 2002 Stock Option Plan (the “Plan”) shall have the same defined meanings in this Option Agreement.
I. NOTICE OF STOCK OPTION GRANT
Name of Optionee:
Date of Grant:
Total Number of Shares Granted: Shares
Term/Expiration Date
The undersigned Optionee has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:
A. Incentive Stock Option:
1. Grant of Incentive Stock Option. Pursuant to the provisions of the Plan, and in compliance with the provisions of Section 422 of the Internal Revenue Code of 1986, as may be amended from time to time, the Company hereby grants to the Employee Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, an option (“Option”) to purchase            shares of the Company’s Class B nonvoting common stock, par value $0.01 per share (“Stock”), at the purchase price of $         per share, which purchase price is not less than the Fair Market Value of a share of Stock on the Date of Grant (110% of the Fair Market Value in the case of a grant to an Employee who is a Ten Percent Stockholder). This Option shall be exercisable, and may be exercised, as hereinafter provided.
2. Vesting Schedule. Subject to the other terms and conditions of this Option Agreement regarding the exercisability of this Option, this Option shall become exercisable, in whole or in part, according to the following vesting schedule:

		Cumulative No.
Vesting Date	No. Shares First Exercisable	Shares Exercisable
Year one	35%
Year two	35%
Year three	30%
II. AGREEMENT
     1. Grant of Option. The Company hereby grants to the Optionee named in the Notice of Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 8 of the Plan, in the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.
     If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to quality as an Incentive Stock Option as defined in Section 422 of the Code. Nevertheless, to the extent that it exceeds the $100,000 rule of Code Section 422(d), this Option shall be treated as a Nonqualified Stock Option (“NQO”).
     2. Exercise of Option.
          (a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement. To the extent vested, this Option shall be exercisable for only three (3) months after an Employee Optionee ceases to be an Employee, if the Employee’s termination is the result of (i) termination by the Company without cause or (ii) voluntary termination by the Employee prior to attaining age 65. This Option shall immediately cease to be exercisable if the Employee Optionee ceases to be an Employee as a result of involuntary termination by the Company for cause (as determined by the Board in its sole discretion). To the extent vested, this Option shall be exercisable for only twelve (12) months after an Employee Optionee ceases to be an Employee, if the Employee’s termination is the result of the Employee’s voluntary termination by the Employee after attaining age 65. To the extent vested, this Option shall be exercisable for only twelve (12) months after an Employee

Optionee ceases to be an Employee, if the Employee’s termination is the result of the Employee’s death or Total Disability. In no event may an Employee Optionee exercise this Option after the Term/Expiration Date indicated in the Notice of Grant.
          (b) Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as Exhibit A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.
          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws relating to the administration of stock option plans and the issuance of stock thereunder (“Applicable Law”). Assuming such compliance, for income tax purposes, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.
          (c) Payment of Tax. Optionee shall make such arrangements as the Company deems necessary to satisfy any federal, state and local income or payroll tax withholding obligations imposed on the Company with respect to this Option prior to the issuance of any Shares pursuant to the exercise of the Option.
     3. Optionee’s Representations. In the event the Shares have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
     4. Lock-Up Period. Optionee hereby agrees that, if so requested by the Company or any representative of the underwriters (the “Managing Underwriter”) in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such other period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the “Market Standoff Period”) following the effective date of a registration statement of the Company filed under the Securities Act. Such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.
     5. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
          (a) cash or check;

          (b) consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
          (c) surrender of other Shares which, (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.
     6. Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any Applicable Law.
     7. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution, and during the lifetime of Optionee, this Option shall be exercisable only by him or her; provided, however, that the Optionee may designate a beneficiary, in such manner as the Board or the Committee may approve, who may exercise the Option in the event of the Optionee’s death. Notwithstanding the foregoing, the Board or the Committee, in its discretion, may allow for transferability of nonqualified stock options by an Optionee to Immediate Family Members, provided that such transfer of Options is not for value (within the meaning of the General Instructions to Form S-8 of the Securities and Exchange Commission). The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
     8. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.
     9. Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition.
     10. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement (inclusive of the Exhibits hereto) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This Agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.
     11. No Guarantee of Continued Service. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE OR OTHER SERVICE

PROVIDER (AS THE CASE MAY BE) AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE OR OTHER SERVICE PROVIDER (AS THE CASE MAY BE) FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS AN EMPLOYEE OR OTHER SERVICE PROVIDER (AS THE CASE MAY BE) AT ANY TIME, WITH OR WITHOUT CAUSE.
Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below

OPTIONEE:	Home Diagnostics, Inc.

By:
Signature

Title President/CEO
Print Name

Residence Address: